--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                  Form 8-K/A

                          AMENDMENT TO CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 16, 1999


                                COMPS.COM, Inc.
            (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------
         Delaware                     000-25913                   33-0645337
--------------------------------------------------------------------------------
 (State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)
--------------------------------------------------------------------------------


    9888 Carroll Centre Road, Suite 100, San Diego,                 92126
                    California
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)
--------------------------------------------------------------------------------

      Registrant's telephone number, including area code:  (858) 578-3000

Item 7. Financial Statements and Exhibits.

     COMPS.COM, Inc. (the "Company") filed a Current Report on Form 8-K with the Commission on June 30, 1999. At Item 7 of the report, the Company indicated that it would file audited financial statements of the acquired business and the Company's pro forma financial information at a later date. That information follows.

     (a)  Financial Statements of Inside Prospects of California.

          Audited Financial Statements of Inside Prospects of California as of and for the year ended December 31, 1998, which include the following:

          (i)    Report of Ernst & Young LLP, Independent Auditors
          (ii)   Balance Sheets
          (iii)  Statements of Operations
          (iv)   Statements of Owner's Deficit
          (v)    Statements of Cash Flows
          (vi)   Notes to Financial Statements

     (b)  Pro Forma Financial Statements.

          Unaudited Pro Forma Condensed Financial Statements of COMPS.COM, Inc. as of June 30, 1999 and December 31, 1998, which include the following:

          (i)    Introduction to Unaudited Pro Forma Condensed Financial
                 Statements
          (ii)   Unaudited Pro Forma Condensed Statements of Operations
          (iii) Notes to Unaudited Pro Forma Condensed Financial Statements of Operations

     (c) Exhibits.

          None.

               Report of Ernst & Young LLP, Independent Auditors


The Sole Proprietor
Inside Prospects of California


We have audited the accompanying balance sheet of Inside Prospects of California as of December 31, 1998, and the related statements of operations, owner's deficit, and cash flows for the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inside Prospects of California at December 31, 1998 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                       ERNST & YOUNG LLP



San Diego, California
July 21, 1999

                        Inside Prospects of California

                                Balance Sheets

                                                  December 31,       June 16,
                                                      1998             1999
                                                -------------------------------
                                                                   (Unaudited)
Assets
Current assets:
 Cash                                                $       -        $ 109,068
 Accounts receivable                                    79,730           39,892
 Other receivables                                           -            2,092
                                                -------------------------------

Total current assets                                    79,730          151,052

Furniture and equipment                                 24,254           24,253
Accumulated depreciation                                (9,343)         (11,769)
                                                -------------------------------
                                                        14,911           12,484
                                                -------------------------------
Total assets                                         $  94,641        $ 163,536
                                                ===============================

Liabilities and owner's deficit
Current liabilities:
 Checks written but not paid                         $  14,163        $       -
 Accounts payable                                        8,715            5,105
 Accrued liabilities                                    14,704           32,819
 Deferred subscription revenue                         223,051          231,520
                                                -------------------------------
Total current liabilities                              260,633          269,444

Owner's deficit                                       (165,992)        (105,908)
                                                -------------------------------
Total liabilities and owner's deficit                $  94,641        $ 163,536
                                                ===============================


See accompanying notes.

                        Inside Prospects of California

                           Statements of Operations


                                                                   Period from
                                                      Six months    January 1,
                                        Year ended      ended        1999 to
                                       December 31,    June 30,      June 16,
                                           1998          1998          1999
                                     ------------------------------------------
                                                            (Unaudited)
Revenues                                   $856,891      $449,736      $503,150
Cost of revenues                            418,157       168,682       188,480
                                     ------------------------------------------
Gross profit                                438,734       281,054       314,670

Selling, general and administrative
 expenses                                   360,073       155,698       195,505
                                     ------------------------------------------
Net income                                 $ 78,661      $125,356      $119,165
                                     ==========================================


See accompanying notes.

                        Inside Prospects of California

                         Statements of Owner's Deficit



Deficit at December 31, 1997                                       $(170,719)
 Distributions to owner                                              (73,934)
 Net income                                                           78,661
                                                              --------------
Deficit at December 31, 1998                                        (165,992)
 Distributions to owner (unaudited)                                  (59,081)
 Net income (unaudited)                                              119,165
                                                              --------------
Deficit at June 16, 1999 (unaudited)                               $(105,908)
                                                              ==============


See accompanying notes.

                        Inside Prospects of California

                           Statements of Cash Flows


                                                                     Period from
                                                      Six months     January 1,
                                       Year ended        ended         1999 to
                                      December 31,     June 30,       June 16,
                                          1998           1998           1999
                                    --------------------------------------------
                                                             (Unaudited)
Operating activities
Net income                            $     78,661       $125,356       $119,165
Adjustments to reconcile net loss
 to net cash provided by operating
 activities:
  Depreciation                               3,867          1,520          2,427
  Changes in operating assets and
   liabilities:
   Accounts receivable                      10,328        (30,298)        37,746
   Accounts payable                        (36,138)       (52,224)       (17,773)
   Accrued liabilities                      14,704          4,240         18,115
   Deferred subscription revenue            11,562         34,234          8,469
                                    --------------------------------------------
Net cash provided by operating              82,984         82,828        168,149
 activities

Investing activities
Purchases of furniture and equipment        (9,050)        (1,453)             -
                                    --------------------------------------------
Net cash used in investing                  (9,050)        (1,453)             -
 activities

Financing activities
Distributions to owner                     (73,934)       (48,332)       (59,081)
                                    --------------------------------------------
Net cash used in financing                 (73,934)       (48,332)       (59,081)
 activities


Net increase in cash                             -         33,043        109,068
Cash at beginning of period                      -              -              -
                                    --------------------------------------------
Cash at end of period                 $          -       $ 33,043       $109,068
                                    ============================================

        See accompanying notes.

                        Inside Prospects of California

                         Notes to Financial Statements

        (All information related to the six months ended June 30, 1998 and the period from January 1, 1999 through June 16, 1999 is unaudited)


1.  Organization and Summary of Significant Accounting Policies

Organization and Business Activities

Inside Prospects of California (the "Company") is a sole proprietorship with operations in Southern California. The Company provides comprehensive commercial tenant information for the Southern California area using both the internet and traditional communication technologies.

Unaudited Interim Financial Information

The financial statements for the six months ended June 30, 1998 and for the period from January 1, 1999 through June 16, 1999 are unaudited. The unaudited financial statements have been prepared on the same basis as the audited financial statements, and in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary to state fairly the financial information set forth therein, in accordance with generally accepted accounting principles.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Furniture and Equipment

Furniture and equipment are stated at cost and are depreciated using the straight-line method over their estimated useful lives of three to five years.

Revenue Recognition

The Company recognizes product and related services revenue at the time of shipment or performance of services. A substantial portion of the Company's revenues come from subscription sales. Subscription revenue is recognized over the subscription term. Unearned subscription revenues are recorded as deferred subscription revenue at the time the customer is invoiced.

                        Inside Prospects of California

        (All information related to the six months ended June 30, 1998 and the period from January 1, 1999 through June 16, 1999 is unaudited)


2.  Commitments

The Company leases its facilities under two operating leases expiring on July 7, 1999 and January 31, 2000, respectively. Rent expense totaled $37,489, $13,520 and $26,129 for the year ended December 31, 1998, for the six months ended June 30, 1998, and for the period from January 1, 1999 through June 16, 1999, respectively.

The scheduled annual future minimum lease payments under these operating leases are as follows at December 31, 1998:

             1999                                   $42,817
             2000                                     9,554
                                                -----------
                                                    $52,371
                                                ===========

3.  Income Taxes

The Company is a sole proprietorship for federal and state income tax reporting purposes. Accordingly, the taxable income or loss of the Company is included in the tax return of the sole proprietor and no provision for federal and state income taxes has been made in the accompanying financial statements.

4.  Subsequent Event (Unaudited)

On June 16, 1999, the Company sold its assets, excluding cash to COMPS.COM, Inc. for $3,000,000. The sales price consisted of cash consideration of $1,650,000 and a subordinated convertible promissory note of $1,350,000.

                        Inside Prospects of California

        (All information related to the six months ended June 30, 1998 and the period from January 1, 1999 through June 16, 1999 is unaudited)


5.  Year 2000 Compliance (Unaudited)

Many currently installed computer systems and software products are coded to accept only two-digit entries in the date code field. Beginning in the year 2000, these date code fields will need to accept four-digit entries to distinguish 21/st/ century dates from 20/th/ century dates. As a result, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements.

Significant uncertainty exists concerning the potential effects associated with compliance. Although the Company believes that it is year 2000 compliant, there can be no assurance that coding errors or other defects will not be discovered in the future. Any year 2000 compliance problem of the Company, its service providers, its customers or the Internet infrastructure could result in a material adverse effect on the Company's business, operating results and financial condition.

              COMPS.COM, Inc. and Inside Prospects of California

            Unaudited Pro Forma Condensed Statements of Operations


The unaudited pro forma condensed statements of operations give effect to the acquisition of Inside Prospects of California ("Inside Prospects") using the purchase method of accounting.

The pro forma condensed statement of operations for the year ended December 31, 1998 gives effect to the acquisition as if it had occurred on January 1, 1998. The pro forma condensed statement of operations for the six months ended June 30, 1999 gives effect to the acquisition as if it had occurred on January 1, 1999 and is comprised of the unaudited financial information of COMPS.COM, Inc. for the six months ended June 30, 1999 and Inside Prospects for the period from January 1, 1999 to June 16, 1999.

No pro forma condensed balance sheet as of June 30, 1999 has been included in this filing because the unaudited balance sheet filed on Form 10-Q of the Company for the quarter ended June 30, 1999 includes the acquisition of Inside Prospects, which was effective June 17, 1999.

The unaudited pro forma condensed statements of operations are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had the acquisition of Inside Prospects occurred at the beginning of the applicable periods, as assumed, nor is it necessarily indicative of the Company's future results of operations. These unaudited pro forma condensed statements of operations do not incorporate, nor do they assume, any benefits from cost savings or synergies of operations resulting from the acquisition. They should be read in conjunction with the historical financial statements and notes thereto of the respective entities.

                  Pro Forma Condensed Statement of Operations
                    For the Six Months Ended June 30, 1999
                                  (Unaudited)
                     (In thousands, except per share data)

                                                      COMPS.COM,        Inside
                                                         Inc.          Prospects
                                                      Six Months      Period From
                                                         Ended       January 1, to
                                                       June 30,        June 16,        Pro Forma         Combined
                                                         1999            1999         Adjustments       Pro Forma
                                                         ----            ----         -----------       ---------
Net revenues                                          $    7,400     $         503     $         -     $     7,903
Cost of revenues                                           3,728               188               -           3,916
                                                      ------------------------------------------------------------
Gross profit                                               3,672               315               -           3,987
Operating expenses:
   Selling, marketing and administrative                   6,561               196             351  (a)      7,108
   Product development and engineering                     1,014                 -               -           1,014
                                                      ------------------------------------------------------------
Total operating expenses                                   7,575               196             351           8,122

Income (loss) from operations                             (3,903)              119            (351)         (4,135)

Interest income (expense), net                                (4)                -            (105) (b)       (109)
                                                      ------------------------------------------------------------

Net income (loss)                                         (3,907)              119            (456)         (4,244)
Dividend accretion on preferred stock                       (435)                -               -            (435)
                                                      ------------------------------------------------------------
Net income (loss)attributable to common
   stockholders, basic and diluted                    $   (4,342)    $         119     $      (456)    $    (4,679)
                                                      ============================================================

Net loss per share attributable to common
    stockholders, basic and diluted                   $    (0.72)                                      $     (0.77)
                                                      ==========                                       ===========

Shares used in computing net loss attributable
     to common stockholders, basic and diluted         6,057,459                                         6,057,459
                                                      ==========                                       ===========

See accompanying notes to pro forma condensed statements of operations.

                  Pro Forma Condensed Statement of Operations
                     For the Year Ended December 31, 1998
                                  (Unaudited)
                     (In thousands, except per share data)

                                                   COMPS.COM,    Inside      Pro Forma       Combined
                                                      Inc.      Prospects   Adjustments      Pro Forma
                                                 ------------   ---------   -----------      ---------
Net revenues                                       $   12,900        $857      $     -       $  13,757
Cost of revenues                                        5,768         418            -           6,186
                                                 -----------------------------------------------------
Gross profit                                            7,132         439            -           7,571

Operating expenses:
   Selling, marketing and administrative                7,298         360          761   (a)     8,419
   Product development and engineering                  1,233           -            -           1,233
                                                 -----------------------------------------------------
Total operating expenses                                8,531         360          761           9,652

Income (loss) from operations                          (1,399)         79         (761)         (2,081)

Interest income (expense), net                           (260)          -         (240)  (b)      (500)
                                                 -----------------------------------------------------

Net income (loss)                                      (1,659)         79       (1,001)         (2,581)
Dividend accretion on preferred stock                    (454)          -            -            (454)
                                                 -----------------------------------------------------
Net income (loss) attributable to common
   stockholders, basic and diluted                 $   (2,113)       $ 79      $(1,001)       $ (3,035)
                                                 =====================================================


Net loss per share attributable to common
   stockholders, basic and diluted                 $    (0.60)                                  $(0.86)
                                                 ============                              ===========

Shares used in computing net loss attributable
   to common stockholders, basic and diluted        3,517,056                                3,517,056
                                                 ============                              ===========


See accompanying notes to pro forma condensed statements of operations.

              COMPS.COM, Inc. and Inside Prospects of California

             Notes To Pro Forma Condensed Statements of Operations
                                  (Unaudited)


Note 1.

     On June 16, 1999, COMPS.COM, Inc. (the "Company") acquired all of the assets, excluding cash, of Inside Prospects of California ("Inside Prospects") for cash of $1,650,000 and a subordinated convertible note of $1,350,000. The note is payable in full on June 16, 2003, bears interest at 8% per annum payable monthly during the term of the note, and may be converted at the option of the note holder into common stock of the Company at any time after December 16, 2000 at $20 per share. The total purchase price of $3,180,000, including acquisition costs of $52,700 and assumption of liability for deferred subscription revenue of $127,300, was allocated, based upon management's best estimate of expected future results of the acquired assets, as follows:

                  Current assets acquired    $   39,900
                  Furniture and equipment        12,500
                  Intangible assets           3,127,600
                                             ----------
                                             $3,180,000
                                             ==========

The intangible assets are being amortized over estimated useful lives ranging from two to five years.


Note 2.

The following are explanations of the adjustments reflected on the pro forma statements of operations.

(a) Reflects amortization of intangible assets acquired as a result of the acquisition. The pro forma adjustment for the six months ended June 30, 1999 reflects amortization expense for the period from January 1, 1999 through June 16, 1999. The pro forma adjustment for the year ended December 31, 1998 reflects twelve months of amortization expense.

(b) Reflects interest expense on the subordinated convertible note of $1,350,000 plus assumed interest expense on the cash outlay of $1,650,000 at 8%, as the Company was in a net borrowing position at the beginning of each fiscal year presented. The pro forma adjustment for the six months ended June 30, 1999 reflects interest expense on the $1,350,000 for the period from January 1, 1999 through June 16, 1999 and interest expense on the $1,650,000 for the period from January 1, 1999 through May 10, 1999 (closing of the Company's IPO), plus a reduction of interest income on the
     cash outlay from May 10, 1999 through June 16, 1999.   The pro forma
     adjustment for the year ended December 31, 1998 reflects twelve months of interest expense.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMPS.COM, Inc.


     Date: August 27, 1999        /s/ Karen Goodrum
                                  ------------------
                                  (Karen Goodrum)
                                  Vice President, Chief Financial Officer
                                  (Principal Financial and Accounting Officer)